Consolidated Statements of Operations (Unaudited) - USD ($)	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Operating expense:
General and administrative	$ 4,846	$ 19,899
Total operating expense	4,846	19,899
Loss before provision for income taxes	(4,846)	(19,899)
Provision for income taxes
Net loss	$ (4,846)	$ (19,899)
Net loss per common share - basic and diluted	$ (0.0004)	$ (0.0016)
Weighted average number of common shares outstanding - basic and diluted	12,032,400	12,032,400